UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2024

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 1, 2024, Unisys Corporation (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). As of the close of business on March 4, 2024, the record date for the Annual Meeting, 69,012,293 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 58,355,443 shares of the Company Common Stock were voted in person or by proxy, representing 84.6% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon by stockholders of the Company at the Annual Meeting, all of which are described in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 22, 2024.
1.Election of Directors. The 11 director nominees, whose names are set forth below, were elected as directors, constituting the entire Board of Directors of the Company, to serve until the Company's 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	48,551,987	715,389	22,507	9,065,560
Nathaniel A. Davis	48,601,389	507,386	181,108	9,065,560
Matthew J. Desch	48,897,710	366,857	25,316	9,065,560
Philippe Germond	46,334,813	2,929,338	25,732	9,065,560
Deborah Lee James	48,498,496	618,107	173,280	9,065,560
John A. Kritzmacher	48,874,729	370,172	44,982	9,065,560
Paul E. Martin	48,855,782	374,522	59,579	9,065,560
Regina Paolillo	48,875,748	388,891	25,244	9,065,560
Troy K. Richardson	48,883,264	372,251	34,368	9,065,560
Lee D. Roberts	48,126,854	1,125,451	37,578	9,065,560
Roxanne Taylor	48,502,450	611,902	175,531	9,065,560
2.Advisory Vote on 2023 Named Executive Officer Compensation. The proposal for approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers was approved by the following vote: 44,595,955 shares for the proposal, 4,639,010 shares against the proposal, 54,918 shares abstaining and 9,065,560 broker non-votes.
3.Ratification of Appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified by the following vote: 58,088,934 shares for the proposal, 222,205 shares against the proposal and 44,304 abstentions.
4.Approval of the Adoption of the Company's 2024 Long-Term Incentive and Equity Compensation Plan. The proposal for approval of the adoption of the Company's 2024 Long-Term Incentive and Equity Compensation Plan was approved by the following vote: 43,619,408 shares for the proposal, 5,633,611 shares against the proposal, 36,864 shares abstaining and 9,065,560 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: May 2, 2024	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer